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                                                                 EXHIBIT (10)(x)


                           LONG TERM DISABILITY PLAN
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                             FIRSTMERIT CORPORATION
                           LONG TERM DISABILITY PLAN

                       SECTION 1 - POLICY SPECIFICATIONS


1.       Description of Eligible Classes

         Class 1 All Full-time salaried employees

         Class 2 All members of FirstMerit Executive Committee


2.       Amounts of Insurance

         Class 1

OPTION A 50% (benefit percentage) of basic monthly earnings not to exceed the maximum monthly benefit, less other income benefits.

OPTION B 60% (benefit percentage) of basic monthly earnings not to exceed the maximum monthly benefit, less other income benefits.

OPTION C 70% (benefit percentage) of basic monthly earnings not to exceed the maximum monthly benefit, less other income benefits.

         Note: This benefit is subject to reductions for earnings as provided in the Monthly Benefit sectionof this Policy.

The maximum monthly benefit is $15,000.


         Class 2

OPTION A

66 2/3% (benefit percentage) of basic monthly earnings not to exceed the maximum monthly benefit, less other income benefits.

         Note: This benefit is subject to reductions for earnings as provided in the Monthly Benefit section of this policy.

The maximum monthly benefit is $25,000.
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                 SECTION 1 - POLICY SPECIFICATIONS (CONTINUED)





FOR ALL OPTIONS

The minimum monthly benefit is the greater of:

1.       $100.00; or

2. 10% of the monthly benefit before deductions for other income benefits.

Maximum Benefit Period

Class 1 & 2

                   Age at Disability                                    Maximum Benefit Period
                   -----------------                                    ----------------------

                    Less than age 60                                      To age 65 but not
                                                                         Less than 60 months
                           60                                                 60 months

                           61                                                 48 months

                           62                                                 42 months

                           63                                                 36 months

                           64                                                 30 months

                           65                                                 24 months

                           66                                                 21 months

                           67                                                 18 months

                           68                                                 15 months

                      69 and Over                                             12 months

Elimination Period

         180 days

Minimum Requirement for Active Employment:  30 hours per week
Definition of Basic Monthly Earnings
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                 SECTION 1 - POLICY SPECIFICATIONS (CONTINUED)





Class 1

"Basic monthly earnings" means the insured's monthly rate of earnings from the employer in effect just prior to the date disability begins. It does not include commissions, bonuses, overtime pay and other extra compensation.

Class 2

"Basic monthly earnings" means the insured's monthly rate of earnings from the employer in effect just prior to the date disability begins. It includes bonuses, but not commissions, overtime pay or other extra compensation.

Bonuses will be averaged for the lesser of:

1. the 12 month period of employment just prior to the date disability begins; or

2.       the period of employment.


WAITING PERIOD:

1.       Employees in an eligible class on or before the policy effective date:

         Class 1:         90 days of employment.

         Class 2:         None

2.       Employees entering an eligible class after the policy effective date:

         Class 1:         90 days of employment.

         Class 2:         None

The employee must be in continuous active employment in an eligible class during the specified waiting period.

Contributions:

         Class 1

         Both the employer and the employees pay for the plan.
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                 SECTION 1 - POLICY SPECIFICATIONS (CONTINUED)




         Class 2

         The employer pays for the plan.

Note: Coverage for which contributions are required applies only if proper enrollment is made and the required contributions are made.
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                       SECTION IV - BENEFITS (CONTINUED)

Class 1

MENTAL ILLNESS LIMITATION

Benefits for disability due to mental illness will not exceed 24 months of monthly benefit payments unless the insured meets one of these situations.

1. The insured is in a hospital or institution at the end of the 24-month period. The monthly benefit will be paid during the confinement.

         If the insured is still disabled when he is discharged, the monthly benefit will be paid for a recovery period of up to 90 days.

         If the insured becomes reconfined during the recovery period for at least 14 days in a row, benefits will be paid for the confinement and another recovery period up to 90 more days.

2.       The insured continues to be disabled and becomes confined:

         a.      after the 24-month period; and

         b.      for at least 14 days in a row.

         The monthly benefit will be payable during the confinement.

The monthly benefit will not be payable beyond the maximum benefit period.

"Hospital" or "Institution" means facilities licensed to provide care and treatment for the condition causing the insured's disability.

"Mental Illness" means mental, nervous or emotional diseases or disorders of any type.

Class 2

NO MENTAL ILLNESS LIMITATIONS

Class 2

COST OF LIVING ADJUSTMENT

ELIGIBILITY

An insured will be eligible for cost of living adjustments on the first anniversary of benefit payments and each following anniversary. But not more than 10 adjustments may be made during the insured's benefit period.
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                       SECTION IV - BENEFITS (CONTINUED)

ADJUSTMENT AMOUNT

The Insured's net monthly benefit will be increased by 5%.

Each adjustment will be added to the insured's net monthly benefit and will be paid monthly.

MAXIMUM MONTHLY BENEFIT

Cost of living adjustment increases are not subject to the maximum monthly benefit.

NET MONTHLY BENEFIT

The net monthly benefit means the amount determined by reducing the insured's amount of insurance by other income benefits and any reductions for earnings. The net monthly benefit will be determined each month. For the purpose of calculating adjustments, the net monthly benefit will include any prior cost of living adjustments.